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                                                           Exhibit 23.1


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report on the Consolidated Financial Statements of Waxman Industries, Inc. and Subsidiaries for the year ended June 30, 1993, included in this Form 10-K/A, into the Company's previously filed Form S-8 Registration Statement No. 33-29745.


                                            ARTHUR ANDERSEN & CO.


Cleveland, Ohio
March 8, 1994